UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2007

SL GREEN REALTY CORP.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND
(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

We previously disclosed our acquisition of Gramercy Capital Corp’s 45% equity interest in the joint venture that owns One Madison Avenue in Form 8-K/A filed on August 22, 2007. This Form 8-K/A was filed without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include such information.

Item 9.01.	Financial Statements And Exhibits

(a)  and (b) Financial Statements Of Property Acquired And Pro Forma Financial Information

(c)           EXHIBITS

23.1. Consent of Ernst & Young LLP

2

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

By:	/s/ Gregory F. Hughes
Gregory F. Hughes
Chief Financial Officer

Date:  October 31, 2007

3

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

On August 17, 2007, SL Green Realty Corp. (the “Company”) closed on the acquisition of Gramercy Capital Corp’s (“Gramercy”) 45% equity interest in the joint venture that owns One Madison Avenue in New York City (the “Property”).  The Company acquired Gramercy’s interest in the Property for approximately $147.9 million (and the assumption of Gramercy’s proportionate share of debt encumbering the Property of approximately $304.6 million).  The Company now owns 100% of the Property.

On August 1, 2007, an affiliate of the Company loaned approximately $146.7 million to GKK Capital LP. This loan was to be repaid with interest at an annual rate of 5.80% on the earlier of September 1, 2007 or the closing of the purchase by the Company from Gramercy of their 45% interest in One Madison Avenue.  The purchase of the 45% interest in One Madison Avenue closed on August 17, 2007 and the loan was repaid with interest on such date.

The Company owns approximately 25% of the outstanding common stock of Gramercy as well as 64.83 units of the Class B limited partner interest in Gramercy’s operating partnership.  Gramercy is managed by GKK Manager LLC, an affiliate of the Company.  Certain executive officers of the Company are also executive officers of Gramercy.  The amount of consideration paid for the Property was determined based on an appraisal of the Property and the transaction was approved by the independent directors of both Gramercy and the Company.

The pro forma condensed consolidated financial statements do not purport to represent what our financial position or results of operations would have been assuming the completion of this acquisition had occurred on April 12, 2005 and for the period indicated, nor do they purport to project our financial position or results of operations at any future date or for any future period. These pro forma condensed consolidated financial statements should be read in conjunction with our 2006 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007.

The joint venture acquired the Property on April 12, 2005.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2007

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP.	ONE MADISON AVENUE	PRO FORMA	SL GREEN REALTY CORP.
	HISTORICAL	HISTORICAL	ADJUSTMENTS	PROFORMA
	(A)	(B)	(C)
ASSETS:
Commercial real estate properties at cost:
Land and land interests	$1,285,915	$159,072	$21,617	$1,466,604
Buildings and improvements	5,082,758	638,853	51,983	5,773,594
Building leasehold and improvements	1,201,786	—		1,201,786
Property under capital lease	12,208	—	—	12,208
	7,582,667	797,925	73,600	8,454,192
Less: accumulated depreciation	(324,756)	(34,483)	34,483	(324,756)
	7,257,911	763,442	108,083	8,129,436
Assets held for sale	21,040	—		21,040
Cash and cash equivalents	80,300	—	—	80,300
Restricted cash	131,247	—	—	131,247
Tenant and other receivables, net of allowance of $12,729	41,657	—		41,657
Related party receivables	10,943	—	—	10,943
Deferred rents receivable, net of allowance for tenant credit loss of $12,308	111,740	18,083	(8,138)	121,685
Structured finance investments	661,720	—	—	661,720
Investments in unconsolidated joint ventures	839,087	—	(66,312)	772,775
Deferred costs, net	113,885	13,674	(6,153)	121,406
Other assets	182,815	7,252	—	190,067

Total Assets	$9,452,345	$802,451	$27,480	$10,282,276

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Mortgage notes payable	$2,173,460	$678,440	$—	$2,851,900
Revolving credit facilities	587,000	—	147,010	734,010
Term loans and unsecured notes	1,792,914	—		1,792,914
Accrued interest payable and other liabilities	42,286	2,116	—	44,402
Accounts payable and accrued expenses	148,158	2,365	—	150,523
Deferred revenue/ gain	42,382	—	—	42,382
Capitalized lease obligation	16,466	—	—	16,466
Deferred land leases payable	16,829	—	—	16,829
Dividend and distributions payable	47,557	—	—	47,557
Security deposits	39,475	—	—	39,475
Junior subordinate deferrable interest debentures held by trusts that issued trust preferred securities	100,000	—	—	100,000

Total liabilities	5,006,527	682,921	147,010	5,836,458
Commitments and Contingencies	—			—
Minority interest in Operating Partnership	77,429			77,429
Minority interest in other partnerships	592,449	—	—	592,449

STOCKHOLDERS’ EQUITY
Series C preferred stock, $0.01 par value, $25.00 liquidation preference, 6,300 issued and outstanding at June 30, 2007	151,981	—	—	151,981
Series D preferred stock, $0.01 par value, $25.00 liquidation preference, 4,000 issued and outstanding at June 30, 2007	96,321	—	—	96,321
Common stock, $0.01 par value, 160,000 shares authorized, 59,923 issued and outstanding at June 30, 2007 (including 312 shares at June 30, 2007 held in Treasury)	598	—	—	598
Additional paid — in capital	2,905,765	119,530	(119,530)	2,905,765
Treasury stock at cost	(40,368)	—	—	(40,368)
Accumulated other comprehensive income	9,287	—		9,287
Retained earnings	652,356	—	—	652,356

Total stockholders’ equity	3,775,940	119,530	(119,530)	3,775,940

Total liabilities and stockholders’ equity	$9,452,345	$802,451	$27,480	$10,282,276

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2007

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP. HISTORICAL	ONE MADISON AVENUE ACQUISITION	SL GREEN REALTY CORP. PRO FORMA ADJUSTMENTS		SL GREEN REALTY CORP. PRO FORMA
	(A)	(B)
REVENUES:
Rental revenue	$328,681	$27,806	$—		$356,487
Escalation and reimbursement revenues	58,334	—	—		58,334
Preferred equity and investment income	49,152	—	—		49,152
Other income	113,089	38	—		113,127

Total revenues	549,256	27,844	—		577,100

EXPENSES:
Operating expenses including $6,978 to affiliates	102,570	397	(89	)(C)	102,878
Real estate taxes	65,202	139			65,341
Ground rent	15,031	—	—		15,031
Interest	120,186	20,226	4,499	(D)	144,911
Amortization of deferred financing costs	12,543	513	(231	)(C)	12,825
Depreciation and amortization	81,981	—	9,048	(E)	91,029
Marketing, general and administrative	58,378	—	—		58,378

Total expenses	455,891	21,275	13,227		490,393

Income (loss) before equity in net income of unconsolidated joint ventures, and minority interest	93,365	6,569	(13,227)		86,707
Equity in net income of unconsolidated joint ventures	21,413	—	769	(F)	22,182

Income (loss) before minority interest	114,778	6,569	(12,458)		108,889
Equity in net gain on sale of interest in unconsolidated joint venture	31,509	—	—		31,509
Minority interest in other partnerships	(8,578)	—	—		(8,578)
Minority interest in operating partnership	(5,360)	—	239	(G)	(5,121)

Income (loss) from continuing operations	132,349	6,569	(12,219)		126,699
Income from/ gain on sale of discontinued operations, net of minority interest	290,897	—	—		290,596
Net income (loss)	423,246	6,569	(12,219)		417,596

Preferred stock dividends	(9,938)	—	—		(9,938)

Net income (loss) available to common stockholders	$413,308	$6,569	$(12,219)		$407,658

BASIC EARNINGS PER SHARE:(H)
Net income (loss) before income from discontinued operations	$1.56				$1.47
Income from/gain on sale of discontinued operations	4.99				4.99
Gain on sale of unconsolidated joint venture	0.54				0.54
Net income available to common stockholders	$7.09				$7.00

DILUTED EARNINGS PER SHARE:(H)
Net income (loss) before income from discontinued operations	$1.55				$1.46
Income from/gain on sale of discontinued operations	4.88				4.88
Gain on sale of unconsolidated joint venture	0.50				0.50
Net income available to common stockholders	$6.93				$6.84
Dividends per common share	$1.40				$1.40

Basic weighted average common shares outstanding	58,258				58,258

Diluted weighted average common shares and common share equivalents outstanding	62,215				62,215

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2006

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP. HISTORICAL	ONE MADISON AVENUE ACQUISITION	SL GREEN REALTY CORP. PRO FORMA ADJUSTMENTS		SL GREEN REALTY CORP. PRO FORMA
	(A)	(B)
REVENUES:
Rental revenue	$365,135	$56,460	$—		$421,595
Escalation and reimbursement revenues	68,053		—		68,053
Preferred equity and investment income	61,982	—	—		61,982
Other income	57,107	121	—		57,228

Total revenues	552,277	56,581	—		608,858

EXPENSES:
Operating expenses including $13,594 to affiliates	125,912	2,206	(177	)(C)	127,941
Real estate taxes	75,204	290	—		75,494
Ground rent	20,150	—	—		20,150
Interest	96,349	40,982	8,997	(D)	146,328
Amortization of deferred financing costs	4,425	1,028	(463	)(C)	4,990
Depreciation and amortization	75,085	—	18,076	(E)	93,161
Marketing, general and administrative	65,741	—	—		65,741

Total expenses	462,866	44,506	26,433		533,805

Income (loss) before equity in net income from affiliates, equity in net income of unconsolidated joint ventures, gain on sale, minority interest, and discontinued operations	89,411	12,075	(26,433)		75,053
Equity in net income of unconsolidated joint ventures	40,780		2,112	(F)	42,892
Equity in net gain on sale of interest in unconsolidated joint venture	3,451	—	—		3,451
Income (loss) before minority interest	133,642	12,075	(24,321)		121,396
Minority interest in operating partnership	(5,906)	—	772	(G)	(5,134)
Minority interest in other partnerships	(5,210)	—	—		(5,210)
Income (loss) from continuing operations	122,526	12,075	(23,549)		111,052
Income from discontinued operations, net of minority interest	4,217	—	—		4,217
Gain on sale of discontinued operations, net of minority interest	93,976	—	—		93,976

Net (loss) income	220,719	12,075	(23,549)		209,245
Preferred stock dividends	(19,875)	—	—		(19,875)

Net income (loss) available to common shareholders	$200,844	$12,075	$(23,549)		$189,370

BASIC EARNINGS PER SHARE:(H)
Net income (loss) before gain on sale, and income from discontinued operations	$2.22				$1.97
Income/gain from discontinued operations	2.20				2.20
Gain on sales of joint venture property/partial interest	0.08				0.08

Net income available to common stockholders	$4.50				$4.25

DILUTED EARNINGS PER SHARE:(H)
Net income (loss) before gain on sale, and income from discontinued operations	$2.17				$1.91
Income/gain from discontinued operations	2.14				2.14
Gain on sales of joint venture property/partial interest	0.07				0.07

Net income available to common stockholders	$4.38				$4.12

Dividends per common share	$2.50				$2.50
Basic weighted average common shares outstanding	44,593				44,593

Diluted weighted average common shares and common share equivalents outstanding	48,495				48,495

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2005

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN REALTY CORP. HISTORICAL	ONE MADISON AVENUE ACQUISITION	SL GREEN REALTY CORP. PRO FORMA ADJUSTMENTS		SL GREEN REALTY CORP. PRO FORMA
	(A)	(B)
REVENUES:
Rental revenue	$285,317	$37,537	$—		$322,854
Escalation and reimbursement revenues	55,740				55,740
Preferred equity and investment income	44,989	—	—		44,989
Other income	38,143	24	—		38,167

Total revenues	424,189	37,561	—		461,750

EXPENSES:
Operating expenses including $10,119 to affiliates	99,465	1,158	(119	)(C)	100,504
Real estate taxes	58,036	188	—		58,224
Ground rent	19,250	—	—		19,250
Interest	77,353	27,938	6,373	(D)	111,664
Amortization of deferred financing costs	4,461	686	(309	)(C)	4,838
Depreciation and amortization	58,649	—	12,140	(E)	70,789
Marketing, general and administrative	44,215	—	—		44,215

Total expenses	361,429	29,970	18,085		409,484

Income (loss) before equity in net income from affiliates, equity in net income of unconsolidated joint ventures, gain on sale, minority interest, and discontinued operations	62,760	7,591	(18,085)		52,266
Equity in net income of unconsolidated joint ventures	49,349	—	1,660	(F)	51,009
Equity in net gain on sale of interest in unconsolidated joint venture	11,550	—	—		11,550
Income (loss) before minority interest	123,659	7,591	(16,425)		114,825
Minority interest in operating partnership	(5,811)	—	500	(G)	(5,311)
Minority interest in other partnerships	(809)	—	—		(809)

Income (loss) from continuing operations	117,039	7,591	(15,925)		108,705
Income from discontinued operations, net of minority interest	6,505	—	—		6,505
Gain on sale of discontinued operations, net of minority interest	33,875	—	—		33,875

Net (loss) income	157,419	7,591	(15,925)		149,085
Preferred stock dividends	(19,875)	—	—		(19,875)

Net income (loss) available to common stockholders	$137,544	$7,591	$(15,925)		$129,210

BASIC EARNINGS PER SHARE:(H)
Net income (loss) before gain on sale, and income from discontinued operations	$2.04				$1.84
Income/gains from discontinued operations	0.97				0.97
Gain on sales of joint venture property/partial interest	0.28				0.28

Net income available to common stockholders	$3.29				$3.09

DILUTED EARNINGS PER SHARE:(H)
Net income (loss) before gain on sale, and income from discontinued operations	$2.01				$1.82
Income/gains from discontinued operations	0.94				0.94
Gain on sales of joint venture property/partial interest	0.25				0.25

Net income available to common stockholders	$3.20				$3.01

Dividends per common share	$2.22				$2.22
Basic weighted average common shares outstanding	41,793				41,793

Diluted weighted average common shares and common share equivalents outstanding	45,504				45,504

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

JUNE 30, 2007

(UNAUDITED AND IN THOUSANDS)

(A)	To reflect the unaudited condensed consolidated balance sheet of SL Green Realty Corp. at June 30, 2007 as reported on the Company’s Quarterly Report on Form 10-Q.

(B)	To reflect the unaudited condensed consolidated balance sheet of One Madison Office Holdings LLC, or One Madison Avenue, at June 30, 2007.

(C)

To reflect the purchase price allocation of the Company’s acquisition of the 45% joint venture interest in the property located at One Madison Avenue as of June 30, 2007 for approximately $452,500. An independent valuation was performed on this property. The Company intends to account for the acquisition in accordance with SFAS 141 and 142. The Company is currently in the process of analyzing the fair value of the in-place leases; and, consequently, no value has yet been assigned to the leases. Therefore, the purchase price allocation is preliminary and subject to change. The purchase was funded through the Company’s unsecured revolving credit facility, and the assumption of 45% of a $678,440 first mortgage.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

SIX MONTHS ENDED JUNE 30, 2007

(UNAUDITED AND IN THOUSANDS)

(A)	To reflect the consolidated statement of income of SL Green Realty Corp. for the six month period ended June 30, 2007 as reported on the Company’s Quarterly Report on Form 10-Q.

(B)	To reflect the historical operations of One Madison Avenue for the six month period ended June 30, 2007.

(C)	To eliminate expenses not being assumed.

(D)	To record interest expense for the borrowing under the revolving credit facility ($147,010 at the interest rate of 6.12%).

(E)	To reflect straight-line depreciation for One Madison Avenue based on an estimated useful life of 40 years.

(F)	To eliminate the Company’s 55% equity interest in the net income of the joint venture.

(G)	To reflect the minority stockholders’ interest of 4.20% in the operating partnership.

(H)

Basic income per common share is calculated based on 58,258 weighted average common shares outstanding and diluted income per common share is calculated based on 62,215 weighted average common shares and common share equivalents outstanding.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

YEAR ENDED DECEMBER 31, 2006

(UNAUDITED AND IN THOUSANDS)

(A)	To reflect the consolidated statement of income of SL Green Realty Corp. for the year ended December 31, 2006 as reported on the Company’s Annual Report on Form 10-K.

(B)	To reflect the historical operations of One Madison Avenue for the year ended December 31, 2006.

(C)	To eliminate expenses not being assumed.

(D)	To record interest expense for the borrowing under the revolving credit facility ($147,010 at the interest rate of 6.12%).

(E)	To reflect straight-line depreciation for One Madison Avenue based on an estimated useful life of 40 years.

(F)	To eliminate the Company’s 55% equity interest in the net income of the joint venture.

(G)	To reflect the minority stockholders’ interest of 5.33% in the operating partnership.

(H)

Basic income per common share is calculated based on 44,593 weighted average common shares outstanding and diluted income per common share is calculated based on 48,495 weighted average common shares and common share equivalents outstanding.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

YEAR ENDED DECEMBER 31, 2005

(UNAUDITED AND IN THOUSANDS)

(A)	To reflect the consolidated statement of income of SL Green Realty Corp. for the year ended December 31, 2005 as reported on the Company’s Annual Report on Form 10-K.

(B)	To reflect the historical operations of One Madison Avenue for the period April 12, 2005 (formation) through December 31, 2005.

(C)	To eliminate expenses not being assumed.

(D)	To record interest expense for the borrowing under the revolving credit facility ($147,010 at the interest rate of 6.12%).

(E)	To reflect straight-line depreciation for One Madison Avenue based on an estimated useful life of 40 years.

(F)	To eliminate the Company’s 55% equity interest in the net income of the joint venture.

(G)	To reflect the minority stockholders’ interest of 5.64% in the operating partnership.

(H)

Basic income per common share is calculated based on 41,793 weighted average common shares outstanding and diluted income per common share is calculated based on 45,504 weighted average common shares and common share equivalents outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of SL Green Realty Corp.

We have audited the accompanying statements of revenues and certain expenses of One Madison Office Holdings LLC (the “Partnership”) for the year ended December 31, 2006 and for the period from April 12, 2005 (formation) through December 31, 2005.  The statements of revenues and certain expenses are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on the statements of revenues and certain expenses based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement.  We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenues and certain expenses, assessing the accounting principals used and significant estimates made by management, and evaluating the overall statements of revenues and certain expenses presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of SL Green Realty Corp. and is not intended to be a complete presentation of the revenues and expenses of the Partnership.

In our opinion, the statements of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of the Partnership as described in Note 1 for the year ended December 31, 2006 and for the period from April 12, 2005 (formation) through December 31, 2005, in conformity with U.S. generally accepted accounting principals.

/s/ Ernst & Young LLP

Ernst & Young LLP
October 30, 2007
New York, New York

One Madison Office Holdings LLC

Statements of Revenues and Certain Expenses

	Six Months Ended June 30, 2007	For the Year Ended December 31, 2006	For the Period from April 12, 2005 (formation) through December 31, 2005
	(Unaudited)
Revenues:
Rental revenue	$27,806	$56,460	$37,537
Investment and other income	38	121	24
Total Revenues	27,844	56,581	37,561

Certain Expenses:
Operating expenses	397	2,206	1,158
Real estate taxes	139	290	188
Interest	20,739	42,010	28,624
Total expenses	21,275	44,506	29,970

Revenues in excess of certain expenses	$6,569	$12,075	$7,591

The accompanying notes are and integral part of these statements of revenues and certain expenses.

One Madison Office Holdings LLC

Notes to Statements of Revenues and Certain Expenses

December 31, 2006

(Dollars in Thousands)

1. Organization

One Madison Office Holdings LLC (the Company), a Delaware limited liability company, was formed on April 12, 2005 and will continue until December 31, 2044 unless terminated or dissolved sooner in accordance with the provisions of the limited liability company operating agreement. The Company was formed for the purpose of acquiring, redeveloping, managing and operating the property known as the South Building located at One Madison Avenue, New York, New York (the Property). The Property was acquired on April 29, 2005.

Effective with the Limited Liability Company Agreement, dated April 12, 2005, the members’ interests in the LLC are as follows:

SLG Madison Investment LLC (SL Green)	55%
GKK Madison Investment LLC (GKK)	45%

The Property is an approximately 1,177,000 square foot office building. SL Green acts as the managing member for the Company and is responsible for leasing and managing the Property (See Note 7).

SL Green, through an affiliate, owns a 25% interest in an affiliate of GKK. GKK Manager LLC, an affiliate of SL Green, is responsible for managing the operations of GKK.

On August 17, 2007, SL Green acquired GKK’s 45% interest in the Property.

2. Basis of Presentation and Significant Accounting Policies

Presented herein is the statement of revenues and certain expenses related to the operation of an office building located at One Madison Avenue (the “Property”) in Manhattan, New York.

The accompanying financial statements have been prepared with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties.  Accordingly, the financial statements exclude interest income of the aforementioned property.  Items excluded consist of mortgage prepayment penalties, mortgage transfer fee, depreciation and general and administrative expenses not directly related to the future operations.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries, which are wholly-owned or controlled by the Company. All significant inter-company balances and transactions have been eliminated in consolidation.

One Madison Office Holdings LLC

Notes to Statements of Revenues and Certain Expenses

December 31, 2006

(Dollars in Thousands)

2. Basis of Presentation and Significant Accounting Policies (continued)

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the term of the lease. The excess of rents recognized over amounts contractually due pursuant to the underlying leases are included in deferred rents receivable in the accompanying consolidated balance sheets. The Company establishes, on a current basis, a reserve for future potential losses, which may occur against deferred rents receivable as well as tenant receivables. The balances reflected in the accompanying consolidated balance sheets are net of such allowance.

Income Taxes

The taxable income or loss of the Company is reported in the income tax returns of the Members and, accordingly, no tax provision is recognized in the accompanying consolidated financial statements.

Use of Estimates

The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

3. Mortgage Note Payable

Simultaneous with the acquisition of the Property, the Company closed on a $690,000 first mortgage, which bears interest at a fixed rate of 5.909% per annum. Payments of principal and interest are required monthly in accordance with an amortization schedule. Scheduled principal payments will reduce the outstanding balance to $404,531 on May 11, 2020 (the Maturity Date), at which time the entire unpaid principal and all accrued interest will be due and payable.

As of December 31, 2006, principal payments for each of the next five years, and the aggregate thereafter are as follows:

2007	$9,904
2008	10,399
2009	11,154
2010	11,841
2011	13,337
Thereafter	626,739
$683,374

One Madison Office Holdings LLC

Notes to Statements of Revenues and Certain Expenses

December 31, 2006

(Dollars in Thousands)

4. Rental Income

The Company triple net leases 89% of the Property to Credit Suisse Securities (USA), LLC (CS). Under the terms of the lease, which expires December 31, 2020, CS pays all expenses for the Property and is reimbursed by the Company for the portion of the Property which is not subject to the triple net lease. Approximate future minimum rents to be received over the next five years and thereafter for non-cancelable operating leases in effect at December 31, 2006 are as follows:

2007	$51,846
2008	52,043
2009	52,075
2010	52,081
2011	52,846
Thereafter	533,088
$793,979

5. Related Party Transactions

Pursuant to the Property Management and Leasing Agreement, SL Green Management Corp., an affiliate of SL Green, is responsible for the (a) management and leasing (itself or through a wholly-owned subsidiary) of the Property and (b) day-to-day corporate management of the Company and its subsidiaries.

This agreement will continue for one year and then automatically renew for successive one-year terms until terminated. SL Green Management Corp. is entitled to a management fee equal to $176.5 per annum. SL Green Management Corp. is also entitled to certain leasing fees ranging between 1.5% and 5% of the fixed annual rent and construction fees of equal to 5% of the cost of the work as set forth in the Leasing and Management Agreement. SL Green Leasing LLC, a wholly-owned subsidiary of SL Green Management Corp., is the leasing agent for the Property.

For the year ended December 31, 2006 and for the period from April 12, 2005 (formation) through December 31, 2005, SL Green Management Corp. earned $21 and $21 in leasing commissions and $177 and $118, respectively, in management fees.

Pursuant to the Development Rights Option Agreement (the Option Agreement) entered into between the Company and One Madison Residential Fee LLC (the Developer), the Developer has the option to acquire Base Excess Development Rights and the fee interest to the Airspace, both as defined in the Option Agreement, for an option purchase price equal to the price factor multiplied by the floor area of purchased rights. Price factor shall mean (i) $100 if the option closing occurs on or before April 29, 2010; (b) $200 if the option closing occurs on or before April 29, 2015; and (c) $300 if the option closing occurs after April 29, 2015 and on or before April 29, 2020, the expiration date.

An affiliate of SL Green is a member of the Developer.

One Madison Office Holdings LLC

Notes to Statements of Revenues and Certain Expenses

December 31, 2006

(Dollars in Thousands)

6. Interim Unaudited Financial Information

The statement of revenues and certain expenses for the six months ended June 30, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statements of revenues and certain expenses for this interim period has been included.  The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.